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                               PIMCO Advisors VIT
                                  (the "Fund")


                         Supplement dated August 6, 2004
                       to the Prospectus dated May 1, 2004


The Prospectus is supplemented by adding the following sentence to the end of the section titled "Share Price":

The Fund intends to fair value foreign securities held in the Global Equity Portfolio on a daily basis using the closing market price subject to adjustments based upon factors provided by a third-party vendor.